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                                  United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF JANUARY 1, 2005, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-NC1)


                Mortgage Asset Securitization Transactions, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     333-106982              06-1204982
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(State or Other Jurisdiction of)       (Commission           (I.R.S. Employer
        Incorporation)                 File Number)        Identification Number

            1285 Avenue of the Americas
                New York, New York                          10019
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         (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                 Item 601(a) of Regulation
    Exhibit No.     S-K, Exhibit No.                     Description
    -----------     ----------------                     -----------
         1          5.1, 8.1, 23.1               Opinion and Consent of Thacher
                                                      Proffitt & Wood LLP



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 20, 2005


                                             MORTGAGE ASSET SECURITIZATION
                                             TRANSACTIONS, INC.


                                             By: /s/ Glenn McIntyre
                                                -------------------------------
                                             Name:   Glenn McIntyre
                                             Title:  Director


                                             By: /s/  Jeffrey Lown
                                                -------------------------------
                                             Name:    Jeffrey Lown
                                             Title:   Executive Director




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                                  EXHIBIT INDEX

                Item 601(a) of Regulation
   Exhibit No.      S-K, Exhibit No.                    Description
   -----------      ----------------                    -----------
      1             5.1, 8.1, 23.1               Opinion and Consent of Thacher
                                                    Proffitt & Wood LLP